Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

6. Income Taxes

The Company and certain subsidiaries of Sunoco are included in the consolidated federal and certain consolidated, combined or unitary state income tax returns filed by Sunoco. However, the provisions for income taxes included in the combined and consolidated statements of income have been determined on a theoretical separate-return basis. Prior to the Separation Date, any current federal and state income tax amounts were settled with Sunoco under a previous tax-sharing arrangement. Also under this previous arrangement, net operating losses and tax credit carryforwards generated on a separate-return basis could be used to offset future taxable income determined on a similar basis. Such benefits were reflected in the Company's deferred tax assets notwithstanding the fact that such losses and credits may actually have been realized on Sunoco's consolidated income tax returns.

On the Separation Date, SunCoke Energy and Sunoco entered into new a tax sharing agreement that governs the parties' respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. In general, under the tax sharing agreement:

•

With respect to any periods ending at or prior to the Distribution, SunCoke Energy is responsible for any U.S. federal income taxes and any U.S. state or local income taxes reportable on a consolidated, combined or unitary return, in each case, as would be applicable to SunCoke Energy as if it filed tax returns on a standalone basis. With respect to any periods beginning after the Distribution, SunCoke Energy will be responsible for any U.S. federal, state or local income taxes of it or any of its subsidiaries.

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Sunoco is responsible for any income taxes reportable on returns that include only Sunoco and its subsidiaries (excluding SunCoke Energy and its subsidiaries), and SunCoke Energy is responsible for any income taxes filed on returns that include only it and its subsidiaries.

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Sunoco is responsible for any non-income taxes reportable on returns that include only Sunoco and its subsidiaries (excluding SunCoke Energy and its subsidiaries), and SunCoke Energy is responsible for any non-income taxes filed on returns that include only it and its subsidiaries.

SunCoke Energy is generally not entitled to receive payment from Sunoco in respect of any of SunCoke Energy's tax attributes or tax benefits or any reduction of taxes of Sunoco. Moreover, Sunoco is generally entitled to refunds of income taxes with respect to periods ending at or prior to the Distribution. If SunCoke Energy realizes any refund, credit or other reduction in otherwise required tax payments in any period beginning after the Distribution as a result of an audit adjustment resulting in taxes for which Sunoco would otherwise be responsible, then, subject to certain exceptions, SunCoke Energy must pay Sunoco the amount of any such taxes for which Sunoco would otherwise be responsible. Further, if any taxes result to Sunoco as a result of a reduction in SunCoke Energy's tax attributes for a period ending at or prior to the Distribution pursuant to an audit adjustment (relative to the amount of such tax attribute reflected on Sunoco's tax return as originally filed), then, subject to certain exceptions, SunCoke Energy is generally responsible to pay Sunoco the amount of any such taxes.

SunCoke Energy has also agreed to certain restrictions that are intended to preserve the tax-free status of the contribution and the Distribution. These covenants include restrictions on SunCoke Energy's issuance or sale of stock or other securities (including securities convertible into our stock but excluding certain compensatory arrangements), and sales of assets outside the ordinary course of business and entering into any other corporate transaction which would cause SunCoke Energy to undergo a 50 percent or greater change in its stock ownership.

SunCoke Energy has generally agreed to indemnify Sunoco and its affiliates against any and all tax-related liabilities incurred by them relating to the contribution or the Distribution to the extent caused by an acquisition of SunCoke Energy's stock or assets, or other of its actions. This indemnification applies even if Sunoco has permitted SunCoke Energy to take an action that would otherwise have been prohibited under the tax-related covenants as described above.

Under the new tax sharing agreement, certain deferred tax benefits attributable to tax loss and credit carry forwards and other deferred tax assets which had been reflected in SunCoke Energy's balance sheets prior to the Separation Date on a standalone basis will no longer be realizable by SunCoke Energy. Accordingly, deferred tax benefits totaling $98.1 million were eliminated from the deferred income tax balance with a corresponding reduction in the net capital contribution from Sunoco recorded by SunCoke Energy in connection with the contribution of Sunoco's cokemaking and coal mining operations to SunCoke Energy.

The following table sets forth the deferred income tax benefits which were removed from SunCoke Energy's deferred income tax balance (dollars in thousands):

Nonconventional fuel credit carryforward	$54,198
Gasification investment tax credit carryforward	40,663
Federal tax credit carryforward	2,694
State tax credit carryforward, net of federal income tax effects	586

$98,141

SunCoke Energy's tax provisions continue to be determined on a theoretical separate-return basis subsequent to the effectiveness of the new tax sharing agreement. To the extent any tax assets or liabilities computed on this basis differ from amounts actually payable or realizable under the provisions of the new tax sharing agreement, adjustments to the tax assets and liabilities will be reflected as a dividend to or capital contribution from Sunoco when such amounts have been effectively settled under the terms of the tax sharing agreement. SunCoke Energy's tax provisions continue to be determined on a theoretical separate-return basis subsequent to the effectiveness of the new tax sharing agreement. To the extent any tax assets or liabilities computed on this basis differ from amounts actually payable or realizable under the provisions of the new tax sharing agreement, adjustments to the tax assets and liabilities will be reflected as a dividend to or capital contribution from Sunoco when such amounts have been effectively settled under the terms of the tax sharing agreement. As of September 30, 2011, SunCoke Energy estimates that there are approximately $112.0 million in deferred tax benefits that may not be realized by SunCoke Energy. These benefits will continue to be reflected in SunCoke Energy's balance sheet until it is determined pursuant to the terms of the tax sharing agreement that such benefits are not subject to allocation to SunCoke Energy and hence will not be realizable in its standalone tax filings.

The reconciliation of the income tax expense at the U.S. statutory rate to the income tax expense is as follows:

	Nine Months Ended September 30
	2011	2010
	(Dollars in thousands)
Income tax expense at U.S. statutory rate of 35 percent	$21,516	$60,374
Increase (reduction) in income taxes resulting from:
Loss (income) attributable to noncontrolling interests(1)	429	(3,663)
Nonconventional fuel credit	(13,689)	(16,685)
State and other income taxes, net of federal income tax effects	1,804	3,341
Percentage depletion	(1,692)	—
Manufacturers' deduction	2,699	(2,678)
Other	(974)	577

	$10,093	$41,266

(1)	No income tax expense (benefit) is reflected in the combined and consolidated statements of income for partnership income (loss) attributable to noncontrolling interests.

4. Income Taxes

The components of income tax expense are as follows:

	Years Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Income taxes currently payable (receivable):
U.S. federal	$23,660	$(10,263)	$11,565
State	5,220	13,003	9,487
Foreign	2,636	2,818	2,461

	31,516	5,558	23,513

Deferred tax (benefit):
U.S. federal	14,780	15,056	15,557
State	646	118	(939)

	15,426	15,174	14,618

	$46,942	$20,732	$38,131

The reconciliation of the income tax expense at the U.S. statutory rate to the income tax expense is as follows:

	Years Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Income tax expense at U.S. statutory rate of 35 percent	$67,637	$81,189	$59,872
Increase (reduction) in income taxes resulting from:
Income attributable to noncontrolling interests(1)	(2,487)	(7,543)	(6,660)
Nonconventional fuel credit	(19,044)	(19,299)	(15,727)
Gasification investment tax credit (2)	—	(40,663)	—
State and other income taxes, net of federal income tax effects	3,813	8,529	5,556
Percentage depletion	—	(517)	(1,192)
Manufacturers' deduction	(2,834)	—	(2,574)
Other	(143)	(964)	(1,144)

	$46,942	$20,732	$38,131

(1)	No income tax expense is reflected in the combined statements of income for partnership income attributable to noncontrolling interests.
(2)	Recognized under the flow-through method of accounting for investment tax credits.

During 2010, the Company recognized a current year deferred tax benefit of $19.0 million attributable to a nonconventional fuel tax credit carryforward and utilized nonconventional fuel tax credit carryforwards generated from 2004 through 2006 of $9.8 million. During 2009, the Company recognized tax credit carryforward benefits of $60.0 million attributable to the nonconventional fuel credit and the gasification investment tax credit.

The tax effects of temporary differences that comprise the net deferred income tax liability are as follows:

	December 31
	2010	2009
	(Dollars in thousands)
Deferred tax assets:
Retirement benefit liabilities	$17,654	$32,285
Black lung benefit liabilities	10,068	9,071
Nonconventional fuel credit carryforward(1)	73,242	63,997
Gasification investment tax credit carryforward(1)	40,663	40,663
Federal tax credit carryforward(2)	2,694	4,877
Foreign tax credit carryforward	—	3,831
State tax credit carryforward, net of federal income tax effects	4,857	3,774
State net operating loss carryforward, net of federal income tax effects	—	2,034
Other liabilities not yet deductible	11,622	10,996
Other	1,006	1,024

	161,806	172,552

Deferred tax liabilities:
Properties, plants and equipment	(245,375)	(218,193)
Investment in partnerships	(1,221)	(9,937)

	(246,596)	(228,130)

Net deferred income tax liability	$(84,790)	$(55,578)

(1)

Nonconventional fuel credit and gasification investment tax credit carryforwards would expire on a separate-return basis from 2026 through 2030. These credits have already been or are expected to be utilized by Sunoco on its consolidated income tax return.

(2)	The federal tax credit carryforward represents an alternative minimum tax (AMT) credit carryforward. This credit has already been utilized by Sunoco on its consolidated income tax return.

The net deferred income tax liability is classified in the combined balance sheets as follows:

	December 31
	2010	2009
	(Dollars in thousands)
Current asset	$1,140	$—
Current liability	—	(534)
Noncurrent liability	(85,930)	(55,044)

	$(84,790)	$(55,578)

Cash payments (refunds), including settlements, for income taxes as required under the tax-sharing arrangement with Sunoco amounted to $32.4, $(6.1), and $25.2 million in 2010, 2009, and 2008, respectively.

Sunoco's consolidated federal income tax returns which include SunCoke have been examined by the Internal Revenue Service for all years through 2006. State and foreign income tax returns are generally subject to examination for a period of three to five years after the filing of the respective returns. The state impact of any amended federal returns remains subject to examination by various states for a period of up to one year after formal notification of such amendments to the states. There are no outstanding controversies applicable to SunCoke which would require recognition of a liability for unrecognized tax benefits at December 31, 2010 and the Company has recorded no liabilities for unrecognized tax benefits, interest or penalties during the years ended December 31, 2010, 2009 and 2008. The Company does not expect that any unrecognized tax benefits pertaining to income tax matters will be required in the next twelve months.